SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934:



Date of Report (Date of Earliest Event Reported)       March 4, 1997


                         Hungarian Broadcasting Corp.
            (Exact name of registrant as specified in its charter)


          Delaware                 0-26808             13-3787223
    (State of Incorporation   (Commission File       (I.R.S. Tax Number)
    or other jurisdiction of       Number)
         incorporation)


                    445 Park Avenue, New York, NY        10022
                (Address of Principal Executive Office)  (Zip Code)


                                (212) 758-9870
              (Registrant's Telephone Number, including Area Code)


                                   N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                  8K

                 INFORMATION TO BE INCLUDED IN REPORT


ITEM 8.  Changes in Fiscal Year

     At its board meeting on March 4, 1997, the Board of Directors authorized its Chairman to arrange for a change in the Registrant's fiscal year so that same shall end on December 31 instead of on June 30. The report covering the transition period will be on Form 10-K for the fiscal year ended December 31, 1996.



                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HUNGARIAN BROADCASTING CORP.
                              445 Park Avenue
                              New York, New York 10022
                              (Registrant)

                              By:  \s\ Frank R. Cohen
                                   --------------------
                                   Frank R. Cohen
                                   Secretary-Treasurer

Dated: March 4, 1997
        New York, New York